NeuBase Therapeutics, Inc. 8-K

Exhibit 10.2

NEUBASE THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of July 12, 2019, by and among NeuBase Therapeutics, Inc., a Delaware corporation (the “Company”), and the purchasers identified on Schedule A hereto (each, a “Purchaser” and collectively, the “Purchasers”) and such other Persons, if any, from time to time, that become a party hereto as holders of Registrable Securities (as defined below).

RECITALS

Whereas, pursuant to the Purchase Agreement (as defined below), concurrently with the execution of this Agreement, on the Closing Date (as defined in the Purchase Agreement), the Company will issue to each Purchaser shares of Common Stock (as defined below) as is set forth in the Purchase Agreement (each, a “Share” and collectively, the “Shares”); and

Whereas, in connection with the execution and delivery of the Purchase Agreement and the consummation of the transactions contemplated thereby, the Company has agreed to grant the Holders (as defined below) certain registration rights as set forth below.

Now, Therefore, in consideration of the mutual promises and covenants herein contained, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Article I
Definitions

1.1              Definitions. Unless otherwise defined herein, capitalized terms used in this Agreement have the meanings ascribed to them in the Common Stock Purchase Agreement. As used in this Agreement, the following terms shall have the meanings set forth below:

(a)                “Additional Shares” means any restricted shares and any shares of Common Stock issued to the Purchasers pursuant to a stock split, stock dividend or other distribution with respect to, or in exchange or in replacement of, the Shares, or in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event, whether or not such acquisition has actually been effected.

(b)               “Affiliate” means with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including, without limitation, any general partner, limited partner, member, officer, director or manager of such Person and any venture capital or private equity fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. For purposes of this definition, the terms “controls,” “controlled by,” or “under common control with” means the possession, direct or indirect, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise).

(c)                “Agreement” has the meaning set forth in the Preamble.

(d)               “Business Day” means any day, excluding Saturday, Sunday and any day which is a legal holiday in the City of New York or is a day on which banking institutions located in the City of New York are authorized or required by law or other governmental action to close.

(e)                “Common Stock” means shares of the common stock of the Company, par value $0.0001 per share.

(f)                “Company” has the meaning set forth in the Preamble.

(g)               “Company Indemnified Party” has the meaning set forth in Section 2.6(b).

(h)               “Controlling Person” has the meaning set forth in Section 2.6(a).

(i)                 “Disclosure Package” has the meaning set forth in Section 2.6(a).

(j)                 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

(k)               “Governmental Authority” means any domestic or foreign multinational, federal, state, provincial, municipal or local government (or any political subdivision thereof) or any domestic or foreign governmental, regulatory or administrative authority or any department, commission, board, agency, court, tribunal, judicial body or instrumentality thereof, or any other body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature (including any arbitral body).

(l)                 “Holder” (collectively, “Holders”) means any Purchaser and any transferee permitted under Section 3.1, in each case, to the extent holding or beneficially owning Registrable Securities.

(m)             “Holder Indemnified Parties” has the meaning set forth in Section 2.6(a).

(n)               “Indemnified Party” has the meaning set forth in Section 2.6(c).

(o)               “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(p)               “Piggyback Registration” has the meaning set forth in Section 2.3(a).

(q)               “Piggyback Shelf Registration Statement” has the meaning set forth in Section 2.3(a).

(r)                 “Piggyback Shelf Takedown” has the meaning set forth in Section 2.3(a).

(s)                “Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Securities, as amended or supplemented and including all material incorporated by reference in such prospectus or prospectuses.

(t)                 “Purchase Agreement” means that certain Common Stock Purchase Agreement (as may be amended, amended and restated, or supplemented from time to time), dated as of July 12, 2019, by and among the Company and the Purchasers.

(u)               “register,” “registered” and “registration” refer to a registration effected by filing with the SEC a registration statement in compliance with the Securities Act, and the declaration or ordering by the SEC of the effectiveness of such registration statement.

(v)               “Registrable Securities” means (i) the Shares and (ii) any Additional Shares; provided, however, that Shares or Additional Shares shall cease to be treated as Registrable Securities on the earliest to occur of, (A) the date such security has been disposed of pursuant to an effective registration statement, (B) the date on which such security is sold pursuant to Rule 144, (C) the date on which such security ceases to be outstanding, or (D) the date on which the Holder thereof, together with its Affiliates, is able to dispose of all of its Registrable Securities without restriction or limitation pursuant to Rule 144 and without the requirement for the Company to be in compliance with Rule 144 (or any successor rule).

(w)             “Registration Expenses” means any and all expenses incident to the Company’s performance of or compliance with this Agreement, including: (i) all SEC, FINRA and other registration and filing fees, (ii) all fees and expenses associated with filings to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are to be listed or quoted, (iii) all fees and expenses with respect to filings required to be made with an exchange or any securities industry self-regulatory body, (iv) all fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel for the Company in connection therewith and reasonable fees and disbursements of counsel for the underwriters or holders of securities in connection with blue sky qualifications of the securities and determination of their eligibility for investment under the laws of such jurisdictions), (v) printing, messenger, telephone and delivery expenses of the Company (including the cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto), (vi) all fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any special audits or comfort letters, or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters), (vii) securities acts liability insurance, if the Company so desires, (viii) all internal expenses of the Company (including, all salaries and expenses of its officers and employees performing legal or accounting duties), (ix) the expense of any annual audit; (x) the fees and expenses of any Person, including special experts, retained by the Company; and (xi) all legal fees and expenses of one (1) legal counsel to the Holders, such fees and expenses not to exceed $15,000 per registration; provided, however that “Registration Expenses” shall not include fees and expenses in connection with an underwriting discounts, selling commissions and stock transfer taxes attributable to the sale of the Registrable Securities or (except as otherwise set forth in this Agreement) any legal fees and expenses of counsel to the Holders above $15,000 per registration and all such excluded expenses in this proviso relating to the offer and sale of Registrable Securities registered under the Securities Act pursuant to this Agreement shall be borne and paid by the holders of such Registrable Securities, in proportion to the number of Registrable Securities included in such registration for each such holder.

(x)               “Registration Statement” means any registration statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.

(y)               “Rule 144” means Rule 144 under the Securities Act.

(z)                “SEC” means the U.S. Securities and Exchange Commission.

(aa)            “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

(bb)           “Shares” has the meaning set forth in the Recitals.

(cc)            “Shelf Registration” has the meaning set forth in Section 2.1(a).

(dd)          “Shelf Registration Statement” has the meaning set forth in Section 2.1(a).

(ee)            “Shelf Takedown” has the meaning set forth in Section 2.1(e).

(ff)             “Updated Disclosure Package” has the meaning set forth in Section 2.6(a).

(gg)           “Underwritten Shelf Takedown” has the meaning set forth in Section 2.1(e).

(hh)           “Underwritten Shelf Takedown Notice” has the meaning set forth in Section 2.1(e).

Article II
Registration Rights

2.1               Provisions Relating to Registration.

(a)                Filing. Within 90 days following the date hereof, the Company shall file with the SEC a Registration Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration Statement”) pursuant to which all of the Registrable Securities shall be included (on the initial filing or by supplement or amendment thereto) to enable an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration”). If permitted under the Securities Act, such Shelf Registration Statement shall be an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act.

(b)               Effectiveness. The Company shall use its best efforts to (i) cause the Shelf Registration Statement filed pursuant to Section 2.1(a) to be declared effective by the SEC or otherwise become effective under the Securities Act as soon as practicable after the filing thereof, but in no event later than that date that is five Business Days after the date the Company receives written notification from the SEC that the Shelf Registration will not be reviewed and (ii) maintain the effectiveness of such Shelf Registration Statement, including by filing any necessary post-effective amendments and Prospectus supplements and by filing one or more replacement or renewal Shelf Registration Statements upon the expiration of such Shelf Registration Statement, continuously until such time as there are no Registrable Securities remaining.

(c)                Additional Registrable Securities; Additional Selling Stockholders. At any time and from time to time that a Shelf Registration Statement is effective, if a Holder of Registrable Securities requests (i) the registration under the Securities Act of additional Registrable Securities pursuant to such Shelf Registration Statement or (ii) that such Holder be added as a selling stockholder in such Shelf Registration Statement, the Company shall as promptly as practicable amend or supplement the Shelf Registration Statement to cover such additional Registrable Securities and/or Holder.

(d)               Right to Effect Shelf Takedowns. Each Holder shall be entitled, at any time and from time to time when a Shelf Registration Statement is effective, to sell any or all of the Registrable Securities covered by such Shelf Registration Statement (a “Shelf Takedown”). A Holder shall give the Company prompt written notice of the consummation of a Shelf Takedown.

(e)                Underwritten Shelf Takedowns. Any Holder or Holders intending to effect a Shelf Takedown shall be entitled to request, by written notice to the Company (an “Underwritten Shelf Takedown Notice”), that the Shelf Takedown be an underwritten offering (an “Underwritten Shelf Takedown”). The Underwritten Shelf Takedown Notice shall specify the number of Registrable Securities intended to be offered and sold by such Holder(s) pursuant to the Underwritten Shelf Takedown. The Company shall not be required to effect more than two Underwritten Shelf Takedowns during the term of this Agreement and shall not be required to facilitate an Underwritten Shelf Takedown unless (i) in the case of the first Underwritten Shelf Takedown, such offering is for the lesser of (a) expected aggregate gross proceeds of $5 million or (b) all of such Holder’s remaining Registrable Securities and (ii) in the case of the second Underwritten Shelf Takedown, the Holder(s) requesting such Underwritten Shelf Takedown request the inclusion in such Underwritten Shelf Takedown of all of its or their remaining Registrable Securities.

(f)                Selection of Underwriters. The Holder(s) requesting an Underwritten Shelf Takedown shall have the right to select the investment banking firm(s) and manager(s) to administer such Underwritten Shelf Takedown, subject to the approval of the Company (which approval shall not be unreasonably withheld, conditioned or delayed).

2.2               Provisions Relating to Registration.

(a)                If and whenever the Company is required to effect the registration of any Registrable Securities pursuant to this Agreement, the Company shall use reasonable best efforts to effect and facilitate the registration, offering and sale of such Registrable Securities in accordance with the intended method of disposition thereof as soon as reasonably practicable (but no later than forty-five (45) days from the date hereof (the “Filing Deadline”)), and, pursuant thereto, the Company shall, as applicable:

(i)                 prepare and file with the SEC a Registration Statement with respect to such Registrable Securities, make all required filings required in connection therewith and (if the Registration Statement is not automatically effective upon filing) use reasonable best efforts to cause such Registration Statement to become effective as soon as reasonably practicable if the SEC notifies the Company that it will not review such Registration Statement (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended to one hundred twenty (120) days after the Filing Deadline if such Registration Statement is reviewed by, and receives comments from, the Commission;

(ii)               furnish to each Holder participating in the registration, without charge, such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits thereto and all documents incorporated by reference therein) and such other documents as such Holder may reasonably request, including in order to facilitate the disposition of the Registrable Securities owned by such Holder;

(iii)             use reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such U.S. jurisdiction(s) as any Holder participating in the registration or any managing underwriter reasonably requests and do any and all other acts and things that may be necessary or reasonably advisable to enable such Holder and each underwriter, if any, to consummate the disposition of such Holder’s Registrable Securities in such jurisdiction(s); provided, that the Company shall not be required to qualify generally to do business, subject itself to taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for its obligations pursuant to this Section 2.3(a)(iii);

(iv)             use reasonable best efforts to cause all Registrable Securities covered by any Registration Statement to be registered with or approved by such other Governmental Authorities or self-regulatory bodies as may be necessary or reasonably advisable in light of the business and operations of the Company to enable each Holder participating in the registration to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

(v)               notwithstanding any other provisions of this Agreement to the contrary, cause (A) any Registration Statement (as of the effective date of the Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (1) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC and (2) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (B) any related Prospectus, preliminary Prospectus and any amendment thereof or supplement thereto (as of its date), (1) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC, and (2) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall have no such obligations or liabilities with respect to any written information pertaining to a Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; provided further, that each Holder of Registrable Securities, upon receipt of any notice from the Company of any event of the kind described in this Section 2.3(a)(v), shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by this Section 2.3(a)(v), and if so directed by the Company, such Holder shall deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice;

(vi)             notify the Holders and the managing underwriters of any underwritten offering: (A) when the Registration Statement, any pre-effective amendment thereto, the Prospectus or any Prospectus supplement or any post-effective amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective, (B) of any oral or written comments by the SEC or of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus included therein or for any additional information regarding such Holder, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for that purpose and of any other action, event or failure to act that would cause the Registration Statement not to remain effective and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose;

(vii)           in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, any order suspending or preventing the use of any related Prospectus or any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, use reasonable best efforts to obtain the withdrawal or lifting of any such order or suspension;

(viii)         not file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus used in connection therewith, that refers to any Holder covered thereby by name or otherwise identifies such Holder as the holder of any securities of the Company without the consent of such Holder (which consent shall not be unreasonably withheld, conditioned or delayed), unless and to the extent such disclosure is required by law; provided, that (A) each Holder shall furnish to the Company in writing such information regarding itself and the distribution proposed by it as the Company may reasonably request for use in connection with a Registration Statement or Prospectus and (B) each Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished to the Company by such Holder or of the occurrence of any event that would cause the Prospectus included in such Registration Statement to contain an untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or to omit to state any material fact regarding such Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made and to furnish to the Company, as promptly as practicable, any additional information required to correct and update the information previously furnished by such Holder such that such Prospectus shall not contain any untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or omit to state a material fact regarding such Holder or the distribution of such Registrable Securities necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided further, that each Holder of Registrable Securities, upon receipt of any notice from the Company of any event of the kind described in this Section 2.3(a)(viii) shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by this Section 2.3(a)(viii), and if so directed by the Company, such Holder shall deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice;

(ix)             cause such Registrable Securities to be listed on each securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on any securities exchange, use reasonable best efforts to cause such Registrable Securities to be listed on a national securities exchange selected by the Company;

(x)               provide a transfer agent and registrar (which may be the same Person) for all such Registrable Securities not later than the effective date of such Registration Statement;

(xi)             make available upon reasonable notice and during normal business hours for inspection by any Holder participating in the registration, any underwriter participating in any underwritten offering pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Holder or underwriter, all pertinent corporate documents, financial and other records relating to the Company and its business reasonably requested by such Holder or underwriter as shall be reasonably necessary to enable them to exercise their due diligence responsibility, cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration or offering and make senior management of the Company and the Company’s independent accountants reasonably available for customary due diligence and drafting sessions; provided, that, unless the disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement or the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this Section 2.3(a)(xi) if (i) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (ii) either (A) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (B) the Company reasonably determines in good faith that such information is confidential and so notifies the Holder or underwriter their representatives, as applicable, in writing, unless prior to furnishing any such information with respect to clause (ii) such Holder of Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; provided further, that any Person gaining access to information or personnel of the Company pursuant to this Section 2.3(a)(xi) shall (A) reasonably cooperate with the Company to limit any resulting disruption to the Company’s business and (B) protect the confidentiality of any information regarding the Company which the Company determines in good faith to be confidential and of which determination such Person is notified, unless such information (1) is or becomes known to the public without a breach of this Agreement, (2) is or becomes available to such Person on a non-confidential basis from a source other than the Company, (3) is independently developed by such Person, (4) is requested or required by a deposition, interrogatory, request for information or documents by a Governmental Authority, subpoena or similar process or (5) is otherwise required to be disclosed by law;

(xii)           otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its stockholders, as soon as reasonably practicable, an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act or any successor rule thereto) covering the period of at least 12 months beginning with the first day of the Company’s first full fiscal quarter after the effective date of the applicable Registration Statement, which requirement shall be deemed satisfied if the Company timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto;

(xiii)         in the case of an underwritten offering of Registrable Securities, incorporate in a supplement to the Prospectus or a post-effective amendment to the Registration Statement such information as is reasonably requested by the managing underwriter(s) or any Holder participating in such underwritten offering to be included therein, the purchase price for the securities to be paid by the underwriters and any other applicable terms of such underwritten offering, and make all required filings of such supplement or post-effective amendment;

(xiv)         in the case of an underwritten offering of Registrable Securities, enter into such customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as any Holder participating in such offering or the managing underwriter(s) of such offering reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities;

(xv)           in the case of an underwritten offering of Registrable Securities, make senior management of the Company available, to the extent requested by the managing underwriter(s), to assist in the marketing of the Registrable Securities to be sold in such underwritten offering, including the participation of such members of senior management of the Company in “road show” presentations and other customary marketing activities, including “one-on-one” meetings with prospective purchasers of the Registrable Securities to be sold in such underwritten offering, and otherwise facilitate, cooperate with, and participate in such underwritten offering and customary selling efforts related thereto, in each case to the same extent as if the Company were engaged in a primary underwritten registered offering of its Common Stock; provided, that the Company’s obligation to make senior management available for participation in “road show” presentations shall be limited to no more than one underwritten offering during any 12-month period;

(xvi)         cooperate with the Holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such Registration Statement free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the Holders of the Registrable Securities may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such Registration Statement if such Holder delivers a legal opinion and representation letter in form reasonably satisfactory to the Company or its counsel stating that such sale is permitted; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System;

(xvii)       not later than the effective date of such Registration Statement, provide a CUSIP number for all Registrable Securities covered thereby and provide the applicable transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System; and

(xviii)     otherwise use reasonable best efforts to take or cause to be taken all other actions necessary or reasonably advisable to effect the registration, marketing and sale of such Registrable Securities contemplated by this Agreement.

(b)               Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to include Registrable Securities in any Registration Statement unless the Holder owning the Registrable Securities to be registered on the Registration Statement, following reasonable advance written request by the Company, furnishes to the Company, no later than seven (7) Business Days after the date on which the Company has given notice of the Company’s proposed filing of the Registration Statement, an executed stockholder questionnaire in the form attached hereto as Exhibit A.

2.3              Piggyback Registration.

(a)                Whenever the Company proposes to register the offer and sale of any shares of its Common Stock under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto) or (iii) in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more stockholders of the Company (other than the Holders of Registrable Securities) (a “Piggyback Registration”), the Company shall give written notice to each Holder of Registrable Securities of its intention to effect such a registration (but in no event less than ten Business Days prior to the proposed date of filing of the applicable Registration Statement) and, subject to Sections 2.3(b) and 2.3(c), shall include in such Registration Statement and in any offering of any shares of its Common Stock to be made pursuant to such Registration Statement that number of Registrable Securities requested to be sold in such offering by such Holder for the account of such Holder, provided, that the Company has received a written request for inclusion therein from such Holder no later than seven (7) Business Days after the date on which the Company has given notice of the Piggyback Registration to Holders; provided, further, that the Company shall be obligated to include Registrable Securities pursuant to a Piggyback Registration only to the extent that the expected aggregate gross proceeds from the offering of such Registrable Securities constitute at least $1,000,000 or the Holder(s) requesting the inclusion of its or their Registrable Securities request such inclusion with respect to all of its or their remaining Registrable Securities. The Company may terminate or withdraw a Piggyback Registration prior to the effectiveness of such registration at any time in its sole discretion. If a Piggyback Registration is effected pursuant to a Registration Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Piggyback Shelf Registration Statement”), the Holders of Registrable Securities shall be notified by the Company of and shall have the right, but not the obligation, to participate in any offering pursuant to such Piggyback Shelf Registration Statement (a “Piggyback Shelf Takedown”), subject to the same limitations that are applicable to any other Piggyback Registration as set forth above.

(b)               Priority on Primary Piggyback Registrations. If a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters of the offering advise the Company in writing that, in their opinion, the number of shares of its Common Stock proposed to be included in such offering, including all Registrable Securities and all other shares of its Common Stock proposed to be included in such offering, exceeds the number of shares of its Common Stock that can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), the Company shall include in such Piggyback Registration or Piggyback Shelf Takedown: (i) first, the shares of its Common Stock that the Company proposes to sell in such offering and (ii) second, (x) the shares of its Common Stock requested to be included therein by holders of Common Stock to whom the Company has a contractual obligation to facilitate such offering other than holders of Registrable Securities, allocated among such holders in such manner as they may agree, and (y) the Registrable Securities requested to be included therein by a Holder, allocated, in the case of this clause (y), pro rata among such Persons on the basis of the number of shares of its Common Stock initially proposed to be included by each such Person in such offering, up to the number of shares of its Common Stock, if any, that the managing underwriters determine can be included in the offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be offered in such offering).

(c)                Priority on Secondary Piggyback Registrations. If a Piggyback Registration or a Piggyback Shelf Takedown is initiated as an underwritten offering on behalf of a holder of shares of Common Stock to whom the Company has a contractual obligation to facilitate such offering, other than Holders of Registrable Securities, and the managing underwriters of the offering advise the Company in writing that, in their opinion, the number of shares of Common Stock proposed to be included in such offering, including all Registrable Securities and all other shares of Common Stock requested to be included in such offering, exceeds the number of shares of Common Stock which can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), the Company shall include in such Piggyback Registration or Piggyback Shelf Takedown: (i) first, the shares of Common Stock that the Person demanding the offering pursuant to such contractual right proposes to sell in such offering and (ii) second, any shares of Common Stock proposed to be sold for the account of the Company in such offering, any Registrable Securities requested to be included in such offering by a Holder and any shares of Common Stock proposed to be included in such offering by any other Person to whom the Company has a contractual obligation to facilitate such offering, allocated, in the case of this clause (ii), pro rata among the Company, such Holders and such Persons on the basis of the number of shares of Common Stock initially proposed to be included by the Company, each such Holder and each such other Person in such offering, up to the number of shares of Common Stock, if any, that the managing underwriters determine can be included in the offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be offered in such offering).

(d)               Selection of Underwriters. If a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of the Company, the Company shall have the right to select the investment banking firm(s) to act as the managing underwriter(s) in connection with such offering.

2.4              Participation in Underwritten Offerings. No Person may participate in any underwritten offering pursuant to this Agreement unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements in customary form approved by the Persons entitled under this Agreement to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

2.5              Registration Expenses

(a)                The Company shall bear all Registration Expenses.

(b)               The obligation of the Company to bear and pay the Registration Expenses shall apply irrespective of whether a registration, once properly demanded or requested, becomes effective or is withdrawn or suspended, including one (1) request by one or more Holder(s) to withdraw any Registration Statement; provided, that, after such first request by one or more Holder(s), the Registration Expenses for any Registration Statement withdrawn at the request of one or more Holder(s) shall be borne by such Holder(s).

2.6              Indemnification.

(a)                The Company shall, to the fullest extent permitted by law, indemnify and hold harmless each Holder, any Person who is or might be deemed to be a “controlling person” of the Holder or any of its subsidiaries within the meaning of the Securities Act or the Exchange Act (each such Person, a “Controlling Person”) and their respective direct and indirect general and limited partners, advisory board members, directors, officers, trustees, managers, members, employees, agents, Affiliates and shareholders, and each other Person, if any, who acts on behalf or controls any such Holder or Controlling Person (collectively, the “Holder Indemnified Parties”) from and against any losses, claims, damages, liabilities or expenses, joint or several, or any actions in respect thereof to which each Holder Indemnified Party may become subject under the Securities Act, Exchange Act, any state blue sky securities laws, any equivalent non-U.S. securities laws or otherwise, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in or incorporated by reference in any Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in the preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or other information that is deemed, under Rule 159 promulgated under the Securities Act to have been conveyed to purchasers of securities at the time of sale of such securities (“Disclosure Package”), in the Prospectus or in any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Disclosure Package or any Prospectus, in the light of the circumstances under which they were made) not misleading, and the Company shall reimburse, as incurred, the Holder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, expense or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, liability, expense or action arises out of or is based upon any untrue statement or omission made or incorporated by reference in any such Registration Statement, the Disclosure Package, any Prospectus or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information pertaining to a Holder and furnished to the Company by or on behalf of such Holder Indemnified Party specifically for inclusion therein; and provided further, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, liability, expense or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Disclosure Package, where (A) such statement or omission had been eliminated or remedied in any subsequently filed amended prospectus or prospectus supplement (the Disclosure Package, together with such updated documents, the “Updated Disclosure Package”), the filing of which such Holder had been notified in accordance with the terms of this Agreement, (B) such Updated Disclosure Package was available at the time such Holder sold Registrable Securities under the Registration Statement, (C) such Updated Disclosure Package was not furnished by such Holder to the Person asserting the loss, liability, claim, damage, liability, expense or action, or an underwriter involved in the distribution of such Registrable Securities, at or prior to the time such furnishing is required by the Securities Act, (D) the Updated Disclosure Package would have cured the defect giving rise to such loss, liability, claim, damage, liability, expense or action, and (E) the Updated Disclosure Package was provided to the Holder and the Holder failed to use such Updated Disclosure Package and such failure led to the loss, liability, claim, damage, liability, expense or action. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder Indemnified Parties and shall survive the transfer of the Registrable Securities by any Holder.

(b)               In connection with any registration in which a Holder of Registrable Securities is participating, each such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and shall to the fullest extent permitted by law, indemnify and hold harmless the Company, its directors and officers, employees, agents and any Person who is or might be deemed to be a Controlling Person (a “Company Indemnified Party”) from and against any losses, claims, damages, liabilities or expenses or any actions in respect thereof, to which a Company Indemnified Party may become subject under the Securities Act, the Exchange Act, any state blue sky securities laws, any equivalent non-U.S. securities laws or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Disclosure Package, Prospectus or in any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package or any Prospectus, in the light of the circumstances under which they were made) not misleading, but in each of clauses (i) and (ii), only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein, and, subject to the limitation immediately preceding this clause, shall reimburse, as incurred, the Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, expense or action in respect thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, or any such director, officer, employees, Affiliates and agents and shall survive the transfer of such Registrable Securities by such Holder, and such Holder shall reimburse the Company, and each such director, officer, employees, Affiliates and agents for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employees, Affiliates and agents and shall survive the transfer by a Holder of such Registrable Securities.

(c)                Promptly after receipt by a Holder Indemnified Party or a Company Indemnified Party (each, an “Indemnified Party”) of notice of the commencement of any action or proceeding (including a governmental investigation), such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 2.6, notify the indemnifying party of the commencement thereof; provided, that the omission to so notify the indemnifying party will not relieve the indemnifying party from liability under Sections 2.6(a) or 2.6(b) unless and to the extent it did not otherwise learn of such action and the indemnifying party has been materially prejudiced by such failure. In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof at the indemnifying party’s expense, with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the indemnifying party); provided, that any Indemnified Party shall continue to be entitled to participate in the defense of such claim or action, with counsel of its own choice, but the indemnifying party shall not be obligated to reimburse such Indemnified Party for any fees, costs and expenses subsequently incurred by the Indemnified Party in connection with such defense unless (i) the indemnifying party has agreed in writing to pay such fees, costs and expenses, (ii) the indemnifying party has failed to assume the defense of such claim or action within a reasonable time after receipt of notice of such claim or action, (iii) having assumed the defense of such claim or action, the indemnifying party fails to employ counsel reasonably acceptable to the Indemnified Party or to pursue the defense of such claim or action in a reasonably vigorous manner, (iv) the use of counsel chosen by the indemnifying party to represent the Indemnified Party would present such counsel with a conflict of interest or (v) the Indemnified Party has reasonably concluded that there may be one or more legal or equitable defenses available to it and/or other any other Indemnified Party which are different from or additional to those available to the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for any Indemnified Party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any action or claim referred to in this Section 2.6 effected without its written consent.

(d)               If the indemnification provided for in this Section 2.6 is unavailable or insufficient to hold harmless an Indemnified Party under Sections 2.6(a) or 2.6(b), then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in Sections 2.6(a) or 2.6(b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Holder or Holder Indemnified Party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 2.6 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim that is the subject of this Section 2.6(c). The parties agree that it would not be just and equitable if contributions were determined by pro rata allocation (even if a Holder was treated as one Person for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

2.7              Lockup2.8. Each holder of Registrable Securities agrees that in connection with any registered offering of the Common Stock or other equity securities of the Company, and upon the request of the managing underwriter in such offering, such holder shall not, without the prior written consent of such managing underwriter, during the 20 days prior to the effective date of such registration and ending on the date specified by such managing underwriter (such period not to exceed 90 days), (a) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of or otherwise dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable for or exchangeable for shares of Common Stock held immediately before the effectiveness of the Registration Statement for such offering, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 2.7 shall not apply to sales of Registrable Securities to be included in such offering pursuant to Section 2.1 or Section 2.3(a), and shall be applicable to the holders of Registrable Securities only if all officers and directors of the Company and all stockholders owning more than 5% of the Company’s outstanding Common Stock are subject to the same restrictions. Each holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. Notwithstanding anything to the contrary contained in this Section 2.7, each holder of Registrable Securities shall be released, pro rata, from any lock-up agreement entered into pursuant to this Section 4 in the event and to the extent that the managing underwriter or the Company permit any discretionary waiver or termination of the restrictions of any lock-up agreement pertaining to any officer, director or holder of greater than 5% of the outstanding Common Stock.

Article III
Transfer Restrictions

3.1              Transfer Restrictions. Each Holder acknowledges and agrees that the following legend shall be imprinted on any certificate or book-entry security entitlement evidencing any of the Registrable Securities:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

This legend shall be removed by the Company from any certificate or book-entry security entitlement evidencing the Registrable Securities upon delivery by the holder thereof to the Company of a written request to that effect if at the time of such written request (a) a registration statement under the Securities Act is at that time in effect with respect to the legended security, or (b) the legended security can be transferred in a transaction in compliance with Rule 144 under the Securities Act, and, in the case of (b), upon the request and in the reasonable discretion of the Company’s transfer agent, the holder of such Registrable Securities executes and delivers a representation letter that includes customary representations regarding the holding requirements and whether such holder is an “affiliate” for purposes of Rule 144 under the Securities Act. The Company represents and warrants to the Holders that the Company is not currently a shell company (as defined in Rule 405 promulgated under the Securities Act).

3.2              Rule 144 Compliance. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, until the date on which the Holder no longer hold any Registrable Securities, the Company shall:

(a)                make and keep public information available, as those terms are understood and defined in Rule 144;

(b)               use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)                furnish to any Holder of Registrable Securities, upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act.

Article IV
Miscellaneous.

4.1              Remedies; Specific Performance. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach shall be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief for which a remedy at law would be adequate is hereby waived.

4.2              No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

4.3              Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

4.4              Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or e-mail as follows:

If to the Company:

NeuBase Therapeutics, Inc.
700 Technology Drive

Pittsburgh, PA 15219
E-mail: dstephan@neubasetherapeutics.com
Attn: Dietrich Stephan, Chief Executive Officer

With a copy (which shall not constitute notice) to:

Paul Hastings LLP

1117 S. California Avenue

Palo Alto, CA 94304

E-mail: jeffhartlin@paulhastings.com
Attn: Jeff Hartlin, Esq.

If to a Purchaser: To the address set forth opposite such Purchaser’s name on Schedule A hereto, or to such other address and/or e-mail address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party at least five (5) days prior to the effectiveness of such change.

With a copy (which shall not constitute notice) to:

c/o Greenlight Capital, Inc.

140 East 45th Street, 24th Floor

New York, New York 10017

Attention:  Chief Operating Officer

Notices or communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received, notices or communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient) and notices or communications sent by e-mail shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) (except that, if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient).

4.5              Headings. Section headings herein are included for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

4.6              Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

4.7              Governing Law; Disputes. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of Delaware. Each of the parties hereto hereby (a) irrevocably submits to the personal jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) in the event that any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.7.

4.8              Successors and Assigns. This Agreement and the rights and obligations evidenced hereby shall be binding upon and inure to the benefit of the parties hereto and their respective the successors and permitted assigns. Neither this Agreement nor any right, benefit, remedy, obligation or liability arising hereunder may be assigned by any party without the prior written consent of the other parties, and any attempted assignment without such consent shall be null and void and of no effect; provided, that notwithstanding the foregoing, the Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of the Purchasers; provided further, that the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement; provided further, that a Holder may assign this Agreement to (i) an Affiliate of such Holder or (ii) a Person that is not an Affiliate of such Holder if the Shares or Additional Shares are sold or transferred by such Holder not pursuant to Rule 144 or a registered offering.

4.9              Amendments. No provision of this Agreement may be amended, waived or modified other than by an instrument in writing signed by the Company and each Purchaser affected thereby.

4.10          Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.11          Termination. This Agreement shall terminate with respect to any Holder upon such time as such Holder ceases to hold or beneficially own any remaining Registrable Securities or upon the dissolution, liquidation or winding up of the Company; provided, that Section 2.6 of this Agreement and this Article IV shall survive such termination.

4.12          No Third Party Beneficiaries. This Agreement is intended for the sole benefit of the parties hereto and their respective permitted successors and assigns and transferees, and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided, however, that the parties hereto hereby acknowledge that the Persons set forth in Section 2.6 shall be express third-party beneficiaries of the obligations of the parties hereto set forth in Section 2.6.

4.13          Language; Currency. This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral or other communications between the parties regarding this Agreement, shall be in the English language. All references to “$” contained in this Agreement shall refer to United States Dollars unless otherwise stated.

[The remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement as of the date first written above.

THE COMPANY:

NEUBASE THERAPEUTICS, INC.
a Delaware Corporation

By:	/s/ Dietrich Stephan
Name: Dietrich Stephan, Ph.D.
Title: President and Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement as of the date first written above.

PURCHASER:

GREENLIGHT CAPITAL QUALIFIED, LP

By:	/s/ Barrett Brown / Daniel Roitman
	Name:	Barrett Brown / Daniel Roitman
	Title:	CFO / COO

c/o Greenlight Capital, Inc.

140 East 45th Street, 24th Floor

New York, New York 10017

Attention: Chief Operating Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement as of the date first written above.

PURCHASER:

GREENLIGHT CAPITAL, LP

By:	/s/ Barrett Brown / Daniel Roitman
	Name:	Barrett Brown / Daniel Roitman
	Title:	CFO / COO

c/o Greenlight Capital, Inc.

140 East 45th Street, 24th Floor

New York, New York 10017

Attention: Chief Operating Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement as of the date first written above.

PURCHASER:

GREENLIGHT CAPITAL OFFSHORE PARTNERS

By:	/s/ Barrett Brown / Daniel Roitman
	Name:	Barrett Brown / Daniel Roitman
	Title:	CFO / COO

c/o Greenlight Capital, Inc.

140 East 45th Street, 24th Floor

New York, New York 10017

Attention: Chief Operating Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement as of the date first written above.

PURCHASER:

GREENLIGHT CAPITAL INVESTORS LP

By:	/s/ Barrett Brown / Daniel Roitman
	Name:	Barrett Brown / Daniel Roitman
	Title:	CFO / COO

c/o Greenlight Capital, Inc.

140 East 45th Street, 24th Floor

New York, New York 10017

Attention: Chief Operating Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement as of the date first written above.

PURCHASER:

GREENLIGHT CAPITAL OFFSHORE MASTER LTD

By:	/s/ Barrett Brown / Daniel Roitman
	Name:	Barrett Brown / Daniel Roitman
	Title:	CFO / COO

c/o Greenlight Capital, Inc.

140 East 45th Street, 24th Floor

New York, New York 10017

Attention: Chief Operating Officer

[Signature Page to Registration Rights Agreement]

Schedule A
Purchasers

Purchaser	Contact Information for Notices	Total Registrable Securities
Greenlight Capital Qualified, LP (“GCQP”)	c/o Greenlight Capital, Inc. 140 East 45th Street, 24th Floor New York, New York 10017 Attention: Chief Operating Officer	352,937
Greenlight Capital, LP (“GCLP”)	c/o Greenlight Capital, Inc. 140 East 45th Street, 24th Floor New York, New York 10017 Attention: Chief Operating Officer	64,932
Greenlight Capital Offshore Partners (“GCOP”)	c/o Greenlight Capital, Inc. 140 East 45th Street, 24th Floor New York, New York 10017 Attention: Chief Operating Officer	539,462
Greenlight Capital Investors LP (“GCIP”)	c/o Greenlight Capital, Inc. 140 East 45th Street, 24th Floor New York, New York 10017 Attention: Chief Operating Officer	275,542
Greenlight Capital Offshore Master Ltd (“GCOM”)	c/o Greenlight Capital, Inc. 140 East 45th Street, 24th Floor New York, New York 10017 Attention: Chief Operating Officer	305,589
TOTAL		1,538,462

A-1

Form of Selling Stockholder Questionnaire

NEUBASE THERAPEUTICS, INC.

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

Notice Address: NeuBase Therapeutics, Inc.

700 Technology Drive

Pittsburgh, PA 15219

The undersigned holder of shares of common stock of NeuBase Therapeutics, Inc. (the “Company”) understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Common Stock Purchase Agreement, dated July 12, 2019, by and among the Company and the several signatories thereto (the “Purchase Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”) and deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act). Holders must complete and deliver this notice and questionnaire (“Notice and Questionnaire”) in order to be named as selling stockholders in the Prospectus. Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item 3(b) pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is materially accurate and complete:

QUESTIONNAIRE

1.	Name:

(a)	Full legal name of the Selling Stockholder:

(b)	Full legal name of the registered holder (if not the same as Item 1(a) above) through which the Registrable Securities listed in Item (3) below are held:

(c)	Full legal name of any natural control person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the Registrable Securities listed in Item (3) below):

2.	Notices to Selling Stockholder:

(a)	Address:

(b)	Telephone:

(c)	Fax:

(d)	Contact person:

(e)	E-mail address of contact person:

3.	Beneficial Ownership of Registrable Securities:

(a)	Type and number of Registrable Securities beneficially owned:

(b)	Number of shares of Common Stock to be registered for resale pursuant to this Notice and Questionnaire:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐  No ☐

(b)	If you answered “yes” to Item 4(a) above, did you receive your Registrable Securities as compensation for investment banking services provided to the Company?

Yes ☐  No ☐

Note: If you answered “no”, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐  No ☐

If you answered “yes”, provide a narrative explanation below:

(d)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐  No ☐

Note: If you answered “no”, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.             Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

6.	Relationships with the Company:

(a)	Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

Yes ☐  No ☐

(b)	If your response to Item 6(a) above is “yes”, please state the nature and duration of your relationship with the Company:

7.	Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A hereto, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 above and the inclusion of such information in the Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned also acknowledges that it understands that the answers to this Notice and Questionnaire are furnished for use in connection with registration statements filed pursuant to the Purchase Agreement and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act.

The undersigned confirms that, to the best of his/her knowledge and belief, the foregoing answers to this Notice and Questionnaire are correct.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _____________

Beneficial Owner:

Name of Entity

By:
Name:
Title: